Exhibit 99.2

Managing Uncertainty. Managing Uncertainty. Lehman Brothers Financial Services Conference Sept 10 – 12, 2007

 This presentation may contain "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. All statements, other than statements of historical facts, included or referenced in this presentation which address activities, events or developments which we expect or anticipate will or may occur in the future are forward-looking statements. The words "will," "believe," "intend," "expect," "anticipate," "project," "estimate," "predict" and similar expressions are also intended to identify forward-looking statements. These forward-looking statements include, among others, statements with respect to Flagstone’s: growth in book value per share or return on equity; business strategy; financial and operating targets or plans; incurred losses and the adequacy of its loss and loss adjustment expense reserves and related reinsurance; projections of revenues, income (or loss), earnings (or loss) per share, dividends, market share or other financial forecasts; expansion and growth of our business and operations; and future capital expenditures. These statements are based on certain assumptions and analyses made by Flagstone in light of its experience and perception of historical trends, current conditions and expected future developments, as well as other factors believed to be appropriate in the circumstances. However, whether actual results and developments will conform to our expectations and predictions is subject to a number of risks and uncertainties that could cause actual results to differ materially from expectations, including: the risks described in our Annual Report or Form 10-Q; claims arising from catastrophic events, such as hurricanes, earthquakes, floods or terrorist attacks; the continued availability of capital and financing; general economic, market or business conditions; business opportunities (or lack thereof) that may be presented to it and pursued; competitive forces, including the conduct of other property and casualty insurers and reinsurers; changes in domestic or foreign laws or regulations, or their interpretation, applicable to Flagstone, its competitors or its clients; an economic downturn or other economic conditions adversely affecting its financial position; recorded loss reserves subsequently proving to have been inadequate; other factors, most of which are beyond Flagstone’s control. Consequently, all of the forward-looking statements made in this presentation are qualified by these cautionary statements, and there can be no assurance that the actual results or developments anticipated by Flagstone will be realized or, even if substantially realized, that they will have the expected consequences to, or effects on, Flagstone or its business or operations. Flagstone assumes no obligation to publicly update any such forward-looking statements, whether as a result of new information, future events or otherwise.

Flagstone Representatives David Brown: Chief Executive Officer James O’Shaughnessy: Chief Financial Officer Brenton Slade: Investor Relations Officer

FSR Mission & Objectives Be a respected partner in our chosen markets through our responsiveness and technical excellence, ensure financial stability for our clients and provide attractive risk returns for our owners. Grow fully diluted book value per share at 17% per annum. Obtain and maintain "A" level ratings from multiple agencies. Mission Statement 2007-2009 Financial Objectives

FSR Strategy Enhance our global operating platform. Remain committed to world class analytics. Leverage and expand our strong broker and customer relationships through industry leading service and personal contact. Employ our capital markets expertise to optimize our returns and provide product innovation. Maintain an energetic culture that continuously challenges best practice. Our Strategy

Flagstone Re Snapshot Gross Premiums Written by Line As at June 30, 2007 Gross Premiums Written by Geographic Area As at June 30, 2007 % of Gross Premiums Written % of Gross Premiums Written Gross Premiums Written $ in millions Gross Premiums Written 2006 $276 $214 Mar Jun Sep Dec $280 $240 $200 $160 $120 $80 $40 $0 $302 $320 Gross Premiums Written 2007 $90 $207 $360 $400 $388

Experienced & Incentivized Team Underwriting team with over 190 years of combined underwriting experience Differentiated, fully aligned compensation structure based on growth in book value Chairman and CEO have significant personal investment in equity Team Previous Experience Years Experience Mark Byrne Executive Chairman Director: White Mountains, Terra Nova, Markel Significant Capital Markets experience (Salomon Brothers, Credit Suisse, Lehman Brothers, money management for Warren Buffett) > 20 years David Brown Chief Executive Officer, Deputy Chairman Chairman: Merastar Insurance CEO: Centre Solutions (Bermuda) Partner: Ernst & Young 24 years Gary Prestia Chief Underwriting Officer – North America CEO: Alea North America President: Converium North America 22 years Guy Swayne Chief Underwriting Officer – International CUO: ACE Tempest Reinsurance Ltd. EVP: ACE Financial Solutions International 20 years James O’Shaughnessy Chief Financial Officer CAO: Scottish Reinsurance Group CFO: XL Re Ltd 17 years David Flitman Chief Actuary Chief Actuary: ACE Tempest Reinsurance Ltd. Senior Pricing Actuary: XL Re America 14 years

Key Personnel/Teams Underwriting Team: 12 Underwriters 12 Actuaries 12 Catastrophe Modelers Underwriters: Over 190 years combined experience in the reinsurance industry in senior management and executive roles. Modelers: Extensive experience in the reinsurance industry and at RMS, AIR, and EQE Research and Development Team: 54 Scientists, Architects and Programmers Over 230 years combined experience in research, software engineering and data analytics. Highly specialized team includes 6 PhD’s and 21 Masters’ degrees. Accounting, Claims and Legal Support: 5 Lawyers 28 Accountants, Claims and Finance Specialized international tax counsel plus experience in capital markets and reinsurance accounting and claims.

Efficient and Scalable Global Platform U.K. – 4 Employees Marketing Switzerland – 18 Employees Underwriting Actuarial India – 46 Employees Cat Modeling Programming Research and Development Actuarial Accounting Systems Implementation Research and Development Data Center Canada – 55 Employees Bermuda – 46 Employees Management Underwriting Cat Modeling Actuarial Legal Accounting

Flagstone History (in millions) Formation license and AM Best A- rating obtained Gross Premiums Written cumulative 2006 - 2007 Net Premiums Earned cumulative 2006 - 2007 U.K. rep office established Creation of Swiss subsidiary $276 $214 Jan-06 Mar-06 Jun-06 Sep-06 $56 Deferrable Interest Debentures $137MM $23 Dec-06 Reinsurance Magazine “Newcomer of the Year” award $560 $480 $400 $320 $240 $160 $80 $0 $120 $640 $302 $192 $720 $181MM gross premiums written during Q2 07, shown cumulative to 2006 & Q1 07 premiums. (2) $112MM earned premiums for Q2 07, shown cumulative to 2006 & Q1 07 premiums Swiss license and Best A- (g) rating received Mont Fort Re I funded Fitch A- rating obtained US Insurer Magazine “Start-up of the Year” award $89 Mar-07 Jun-07 Flagstone Re IPO Sep-07 Moody’s A3 rating obtained. $293 $509 Mont Fort Re II, HL funded Deferrable Interest Debentures $100MM $780 $690(1) $405 (2)

Flagstone’s Targeted Approach Focused marketing Disciplined, data driven underwriting Differentiated modeling capabilities Capital management expertise Net Zonal Limits Diversified Across Zones As at June 30, 2007 $ in millions South CA Earthquake North CA Earthquake Florida WS South East US WS Pacific NW US EQ $786 $764 $738 $718 $715 $0 $200 $400 $600 $800

Focused Marketing

FLAGSTONE RE

- Targeted
- Proactive
- Responsive
  - Rapid response
  - Large lines
  - Ability to quote

Strength of Broker Relationships

As at June 30th 2007 | % of Gross Premiums Written



Other Brokers 12.8%
Benfield 30.9%
Guy Carpenter 25.2%
Aon Re Worldwide 15.2%
Willis Group 15.9%

Financial Strength Ratings

	A.M. Best	Fitch	Moody's
Flagstone Re	A-	A-	A3
Flagstone Suisse SA	A-	A-	A3
Flagstone Holdings (ICR)	a-	BBB+	Baa2

Moody's Investors Service

FitchRatings KNOW YOUR RISK

Financial Strength A.M. BEST A- Excellent

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Ability to identify attractive opportunities MPM MOSAIC Optimize exposures by risk zone MLP Attractive risk adjusted return on capital Data Driven Underwriting and Risk Management Data Sources Proprietary Models Impact Diversified portfolio of risks MDRM Investment Analysis Systems Risk Management Solutions

Capital Management Tools Strategy MDRM Assess Capital Adequacy versus Rating Agency requirements and Company risk preference Assess LOB on a marginal basis Optimize Portfolio Traditional capital markets Debt / Hybrids Equity Capital alternatives Sidecars Cat Bonds Swaps Futures & OTC contracts Financial leverage 15 - 20% long term target Use infrequently Tune the portfolio Tame the cycle Build fee income base to represent meaningful portion of net income Management incentives, through management long-term incentive awards, are aligned with book value growth. 17% growth in book value is the mid-point of the vesting range for management long-term incentive awards. Target 17% book value growth in average CAT year with acceptable downside Agnostic on LOB if we have or can acquire expertise (1) (1)

Financial Highlights June 30th, 2007 Diluted Book Value per Share of $12.46 Inception to Date Annualized Fully Diluted Book Value per Share Growth of 16.9% Ratios (Inception to Date): 37.4% Loss Ratio 64.6% Combined Ratio Inception to Date Six Months Ended June 30, 2007 Net Income $202.6MM $2.81 per share $50.3MM $0.64 per share Gross Premiums Written $690.8MM $388.3MM Net Premiums Earned $405.1MM $213.0MM Balance Sheet Highlights Growing Financial Strength Total Assets $1,910,448 Deferrable Interest Debentures $238,290 Common Equity 1,085,845 Total Capital $1,324,135 Debt / Capital 18.0% Per Share Amounts Basic Book Value per Share $12.73 Diluted Book Value per Share $12.46

Diversified Investment Portfolio Implementation in Progress Higher risk adjusted returns Moderate volatility Excellent liquidity Investment Optimization Program Research underway since June 2006 14 asset classes considered (Modern Portfolio Theory mix) Sophisticated program to: Produce higher total returns Maintain outstanding liquidity for claims Constant dialogue with Rating Agencies Preserve our financial strength rating Considerable focus on liquidity Bias against active management Mixture of passive assets and a few outside managers complements our in-house passive capabilities

Post IPO Update Achieved “A-” rating from Fitch, and “A3” rating from Moody’s. Continue to build the global platform with the addition of new underwriting talent and support globally. Successfully raised additional $100MM in Junior Subordinated Deferred Interest Debentures. Capital to be used to increase underwriting capacity.

Flagstone Reinsurance Holdings Limited Crawford House 23 Church Street Hamilton HM 11 Contact Information: Brenton Slade Director of Investor Relations Phone: (441) 278-4303 Website Information: http://www.flagstonere.bm This report is for informational purposes only. It should be read in conjunction with the documents that we file with the Securities and Exchange Commission pursuant to the Securities Act of 1933 and the Securities Exchange Act of 1934. Contact Information